Exhibit 10.1
February 8, 2011
American International Group, Inc.
180 Maiden Lane
New York, NY 10038
Attention: General Counsel
AIA Aurora LLC
180 Maiden Lane
New York, NY 10038
ALICO Holdings LLC
180 Maiden Lane
New York, NY 10038
Ladies and Gentlemen:
     Reference is made to the Guarantee, Pledge and Proceeds Application Agreement, dated as of January 14, 2011 (as amended, the “GPPA”), among American International Group, Inc. (“AIG”), the Guarantors party thereto and AIA Aurora LLC and ALICO Holdings LLC, as the Secured Parties. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the GPPA.
     The Rights Holder, on behalf of the Secured Parties, AIG and the Secured Parties hereby agree as follows:
(i)	notwithstanding Section 4(b) of the GPPA, AIG shall be permitted to retain an amount of the Net Proceeds received in respect of the transactions contemplated by the Star-Edison Purchase Agreement (the “Star-Edison Proceeds”) equal to two billion dollars ($2,000,000,000), shall not be obligated to apply or cause to be applied such amount to satisfy the Secured Obligations and shall use such amount to support the capital of Chartis Inc. and its subsidiaries; and

(ii)	notwithstanding Section 4(a)(x) of the GPPA, AIG shall apply or cause to be applied the remainder of the Star-Edison Proceeds to satisfy the Secured Obligations no later than the close of business on February 14, 2011.

     For the avoidance of doubt, all Net Proceeds other than the Star-Edison Proceeds and any other amounts paid on account of the Secured Obligations shall continue to be applied in accordance with Section 4 of the GPPA unless otherwise agreed by the Rights Holder on behalf of the Secured Parties.
     Sections 18 (Notices), 21 (Amendments and Waivers), 22 (Choice of Law), 23 (Waiver of Jury Trial), 26 (Counterparts) and 28 (Jurisdiction; Consent to Service of Process) of the GPPA are incorporated herein by reference as if fully set forth herein.
     Please confirm your agreement to the foregoing by signing and returning an executed counterpart of this letter.

Yours sincerely, UNITED STATES DEPARTMENT OF THE TREASURY, as the Rights Holder, on behalf of the Secured Parties
By:	/s/ Timothy G. Massad
	Name:	Timothy G. Massad
	Title:	Acting Assistant Secretary for Financial Stability

Acknowledged and agreed:

AMERICAN INTERNATIONAL GROUP, INC., as Pledgor

By:	/s/ Brian T. Schreiber

	Name:	Brian T. Schreiber
	Title:	Executive Vice President, Treasury and Capital Markets

AIA AURORA LLC, as Secured Party

By:	/s/ Brian T. Schreiber

	Name:	Brian T. Schreiber
	Title:	Manager

ALICO HOLDINGS LLC, as Secured Party

By:	/s/ Brian T. Schreiber

	Name:	Brian T. Schreiber
	Title:	Manager

cc:	Robert W. Reeder III, Sullivan & Cromwell LLP Michael M. Wiseman, Sullivan & Cromwell LLP Gary Israel, Sullivan & Cromwell LLP
[Signature Page to GPPA Waiver]